SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549




                            FORM 8-K




                         CURRENT REPORT




               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported) May 10, 1996





                      WESTERN RESOURCES, INC.
     (Exact name of Registrant as Specified in Its Charter)





           KANSAS                     1-3523          48-0290150
(State or Other Jurisdiction of    (Commission         (Employer
Incorporation or Organization      File Number    Identification No.)



  818 KANSAS AVENUE, TOPEKA, KANSAS                      66612
(address of Principal Executive Offices                (Zip Code)




Registrant's Telephone Number Including Area Code (913) 575-6300

                    WESTERN RESOURCES, INC.

Item 5. Other Events

     On May 10, 1996, Western Resources, Inc. issued the attached Press
Release.



        WESTERN RESOURCES TRAVELING EXHIBIT WILL INFORM
        KCPL SHAREHOLDERS ABOUT WESTERN RESOURCES' OFFER
           AT SIX LOCATIONS IN KANSAS CITY METRO AREA


    TOPEKA, Kansas, May 10, 1996 --Western Resources has organized a multi-part traveling exhibit to inform shareholders of Kansas City Power & Light Company about the details of Western Resources' offer to merge with KCPL.

   In letters to KCPL shareholders inviting them to visit one of the exhibit's six Kansas City Metro area locations, John E. Hayes, Jr., chairman and CEO of Western Resources, said, "We want to give you the opportunity to learn about our company, our vision for the future and the offer which we believe gives you a higher share price and much higher dividends.

   "Our exhibit is composed of displays about important areas of our company," Hayes said, "because we want KCPL shareholders to understand that our offer of higher price and dividends is backed up by a solid company with exciting new prospects."

   The exhibit will be available for KCPL shareholder visits on six days between Monday, May 13 and Monday, May 20. Locations, dates and times-of-day are as follows:

Monday, May 13         Holiday Inn Crown Plaza
10:00 a.m. - 1:00 p.m.  4445 Main Street,  Kansas City , MO

Thursday, May 16       Independence Town Hall
5:00 - 8:00 p.m.       300 W. Truman Road, Independence, Mo

Tuesday, May 14        Holiday Inn
2:00 - 5:00 p.m.       7240 Shawnee Mission Pkwy, Overland Park, KS

Friday, May 17         American Legion Hall
2:00 - 5:00 p.m.       499 South 7 Highway, Blue Springs, MO

Wednesday, May 15      O.P. Fire Training Center
5:00 - 8:00 p.m.       12401 Hemlock, Overland Park, KS

Monday, May 20         Park Place Hotel
2:00 - 5:00 p.m.       I-435 & Front Street, Kansas City, MO


The exhibit/meetings will have an "open house" format, and company officials will be on hand to explain the various areas of the exhibit, as well as to provide details of the Western Resources offer. The overall exhibit will feature segments on:

Business Products and Services
Consumer Products and Services
Shareholder Services
Customer Action Centers
The Wing Group, developer of large international power generation projects Environmental programs information



Western Resources (NYSE:WR) is a diversified energy company. Its utilities, KPL and KGE, operating in Kansas and Oklahoma, provide natural gas service to approximately 650,000 customers and electric service to approximately 600,000 customers. Through its subsidiaries, Westar Business Services, Westar Consumer Services, Westar Capital, and The Wing Group, energy-related products and services are developed and marketed in the continental U.S., and offshore.

 For more information about Western Resources and its operating companies, visit us on the Internet at http://www.wstnres.com.

 Western Resources has filed exchange offer materials with the Securities and Exchange Commission and intends to make its offer directly to shareholders of KCPL as soon as its registration statement has been declared effective by the Securities and Exchange Commission.

A registration statement relating to the Western Resources securities referred to in these materials has been filed with the Securities and Exchange Commission but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. These materials shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.





Date     May 10, 1996                By      /s/ Jerry D. Courington
                                                 Jerry D. Courington,
                                                      Controller